                                                             EXHIBIT (b)(4)(iii)



                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Certificate to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be one individual and the Annuitant. Neither the Owner nor the Annuitant can be changed.

NONFORFEITABLE

2. The Owner's interest in the Contract is established for the exclusive benefit of the Owner or his or her Beneficiaries and the interest of the Owner is nonforfeitable.

NONTRANSFERABLE

3. The Owner may not assign, sell, transfer, discount or pledge his interest in the Contract as collateral for a loan or as security for the performance of any obligation or for any other purpose (other than a transfer incident to a divorce or separation instrument in accordance with IRC Section 408(d)(6)) to any person other than us.

MAXIMUM PAYMENTS

4. The maximum annual Payments shall not exceed the lesser of $2,000 or 100% of compensation unless (a) such Payment qualifies as a rollover contribution described in IRC Sections 408(d)(3), 402(c), 403(a)(4) or 403(b)(8); or (b) such Payment qualifies as a contribution made in accordance with a Simplified Employee Pension Program as described in IRC Section 408(k).

         To the extent necessary to preserve qualification under the Internal Revenue Code, we may refund Payments. Any refund of Payments (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the refund, toward future Payments or the purchase of additional benefits.

DISTRIBUTIONS DURING OWNER'S LIFE

5. The Owner's entire interest in the Contract shall be distributed as required under IRC Section 408(b)(3) and applicable regulations. Unless deferral is otherwise permitted under applicable regulations, the Owner's entire interest shall be distributed no later than the "required beginning date," or shall be distributed beginning no later than the "required beginning date" over (a) the life of the Owner or the joint lives of the Owner and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Owner, or joint life and last survivor expectancy of the Owner and the designated beneficiary.

         The "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

         If the Owner's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

ANNUITY OPTIONS


ENDORSEMENT.009

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6.       Only Annuity Options 1 and 2 shall be offered unless we consent to the use of an additional option. Annuity Option 1(b) is not available for an Owner whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b) the designated Co-Annuitant must be the Owner's spouse. Annuity Option 2(b) is not available for an Owner and his or her spouse where the life expectancy of the Owner and such spouse is less than 10 years.

DISTRIBUTIONS AFTER OWNER'S DEATH

7. If an Owner dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Owner's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Owner's death.

         If the Owner dies before the required beginning date and an irrevocable annuity distribution has not begun, the Owner's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, except that

                  (a) if the interest is payable to an individual who is the Owner's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died; or

                  (b) if the designated beneficiary is the Owner's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Owner died, and

                           (ii) December 31 of the calendar year in which the Owner would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Owner. An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Owner's death or the date distributions are required to begin pursuant to this provision (b).

                           If the designated beneficiary is the Owner's surviving spouse, the spouse may irrevocably elect to treat the Owner's interest in the Contract as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse (i) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions, or (ii) makes a rollover from the Contract.

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Owner's death, and if no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Certificate, (a) the provision entitled "Death of Annuitant" is deleted; and (b) in the "Death of Owner" provision, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Owner's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS


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8.       Life expectancy is computed by use of the expected return multiples in
         Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Owner, or (b) for purposes of distributions beginning after the Owner's death, by the surviving spouse. Such an election shall be irrevocable as to the Owner or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

CANCELLATION FOR NONPAYMENT

9. We may pay the Owner the Contract Value (measured as of the Valuation Period during which the cancellation occurs), less the Administration Fee (if applicable), if (a) prior to the Maturity Date, no Payments are made for two consecutive Contract Years; (b) the total Payments made, less any partial withdrawals, are less than $2,000; (c) the Contract Value at the end of such two-year period is less than $2,000; and (d) the paid-up annuity benefit at the Maturity Date at the end of such two-year period would be less than $20 per month.

IRC SECTION 72(S)

10.      All references in the Contract to IRC Section 72(s) are deleted.


Endorsed on the Certificate Date of this Certificate.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA



Vice-President


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                     ERISA TAX-SHELTERED ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Certificate to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant. If the Owner is an employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract.

NONTRANSFERABLE

2. The interest of the Employee in the Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Employee's interest in the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than us.

PAYMENTS

3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an employee of such organization.

         Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE

4. The Employee's entire interest in the Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2. For an Employee who attains age 70 1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age
         70 1/2, or (ii) the calendar year in which the Employee retires.

DISTRIBUTIONS DURING EMPLOYEE'S LIFE

5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC


ENDORSEMENT.010

         Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

6. If, in the event of the Employee's death prior to the Maturity Date, the Death Benefit is not paid to the employer plan, it shall be paid to
         (1) the surviving spouse of the Employee in the form required by section 205 of the Employee Retirement Income Security Act of 1974 (ERISA), unless the spouse elects otherwise in accordance with the requirements of such section 205 or applicable regulations; or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by section 205 of ERISA, or if the applicable regulations otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Certificate, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH

7. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

         (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

         (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                  (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and
                  (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                  If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                  An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).


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                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Certificate, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

9. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Employee. A married Employee may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of section 205 of ERISA (and applicable regulations), or provided such election is otherwise permitted under such applicable regulations. An unmarried Employee will be deemed to have elected annuity Option 1(a) unless he or she makes a different election in the manner required under section 205 of ERISA (and applicable regulations).

ELECTIONS AND CONSENTS

10. Elections and consents required by ERISA may be revoked in the form, time, and manner prescribed in section 205 of ERISA (and applicable regulations). All elections and consents required by ERISA shall adhere to the requirements of the applicable regulations interpreting section 205 of ERISA (or any other applicable law), including the requirements as to the timing of any elections or consents.


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         If a withdrawal is permitted by the employer's plan, no withdrawal, partial or total, may be made without consent of the Employee and the Employee's spouse in the manner required by section 205 of ERISA (and applicable regulations), except to the extent that such consent is not required under such applicable regulations. Any withdrawal made must be made in the form required under section 205 of ERISA (and applicable regulations), unless the Employee (and spouse, if applicable) makes an election in the form and manner permitted under such regulations, to receive the benefit in another form.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

11. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC
         Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

12. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)) or in the case of such amounts attrib-utable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

MATURITY VALUE

13. If the Employee's Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with section 205 of ERISA (and applicable regulations), we will not exercise our right to pay the Contract Value of an Employee on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

14. This Section 14 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Section 401(a)(9); and
         (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


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
         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

15.      All references in the Contract to IRC Section 72(s) are deleted.

Endorsed on the Certificate Date of this Certificate.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

Vice-President

                        TAX-SHELTERED ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Certificate to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT
1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant. If the Owner is an employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract. In the "Death Benefit Before Maturity Date" section of part 4 of the Certificate, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

NONTRANSFERABLE
2. The interest of the Employee in the Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Employee's interest in the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than us.

PAYMENTS
3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an employee of such organization. Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE
4. The Employee's entire interest in the Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2. For an Employee who attains age 70 1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70 1/2, or (ii) the calendar year in which the Employee retires.

DISTRIBUTIONS DURING EMPLOYEE'S LIFE
5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death



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ENDORSEMENT.011
         benefit requirements of IRC Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH
6. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

         (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

         (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                  (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and
                  (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                  If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                  An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Certificate, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS
7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distribu-tions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS
8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS
9. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC
         Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS
10. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)) or in the case of such amounts attrib-utable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

LOANS
11. While this Contract is in force with respect to an Employee, an Employee may borrow using his or her interest in the Contract as the sole security for the loan. We will usually make a loan within seven days after we receive the request, subject to suspension of payment as set forth in part 10 of the Contract.

         The maximum loan value is 80% of the Contract Value for an Employee. An Employee may borrow an amount up to the lesser of:

         a.       the maximum loan value less any existing Debt, or
         b. An amount which, when added to any existing Debt, does not exceed the lesser of:

                  i. $50,000 (reduced by any excess of the highest outstanding Debt during the one year period ending on the day before the date on which the current loan is made, over the outstanding Debt on the date the current loan is made), or
                  ii.      $10,000 or, if greater, one-half of the Contract
                           Value.

         An Employee's investment in each Investment Account will be reduced by the amount withdrawn from that Investment Account in connection with the loan and such amount will be transferred to the Loan Account. Unless requested otherwise by the Employee, we will withdraw the amount of the loan from each Investment Account in the same manner as partial withdrawals. If we withdraw part of the loan from an Employee's fixed Investment Account, a Market Value Charge may be applied. On each Contract

         Anniversary, the excess of the Debt over the amount in the Loan Account attributable to the Employee will be transferred from the Investment Accounts to the Loan Account. Any amounts in the Loan Account will earn interest at 4% per annum.

         Since the amount of a loan is removed from the Investment Accounts, a loan will have a permanent effect on the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be.

         The loan interest rate will be 6% per annum. Interest will be payable in arrears on each Contract Anniversary. Any interest not paid when due will be added to the Debt and bear interest in the same manner.

         An Employee may repay any Debt in whole or in part while the Contract is in force. An amount equal to the amount of the loan repayment will be transferred from the Employee's Loan Account to the Investment Accounts in the same proportion as Purchase Payments are currently allocated, unless the Employee requests otherwise. Loans must be repaid within 5 years, except for loans to acquire a principal residence for the Employee. Repayment must be in level amounts made at least quarterly.

         If, on any date, the Debt of an Employee exceeds the Contract Value, then the Contract will be in default as to that Employee. In such case we will send the Employee a notice of default and tell him what payment is needed to cure the default. The Employee will have a 31-day grace period from the date of mailing of such notice during which to pay the default amount. If the required payment is not paid within the grace period, the Employee's interest in the Contract may be foreclosed (terminated without value).

DIRECT ROLLOVERS
12. This Section 12 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Section 401(a)(9); and
         (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)
13.      All references in the Contract to IRC Section 72(s) are deleted.

Endorsed on the Certificate Date of this Certificate.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

Vice-President

                          SECTION 401 PLANS ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Certificate to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be either a trustee of a qualified retirement plan under IRC Sections 401(a) or 403(a) or an employee covered by such a plan. If the Owner is a trustee, the term "Participant" as used in this Endorsement shall mean the individual employee for whose benefit the employer has established the plan. If the Owner is an employee, the term "Participant" shall mean the employee.

         In all cases, the Annuitant shall be the Participant and the Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions under the Contract.

NONTRANSFERABLE

2. An Owner may not transfer his interest in the Contract except: (1) to the Participant; (2) to a trustee or successor trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a); or (3) as otherwise permitted by applicable regulations of the Internal Revenue Service.

         If the Owner is the Participant, he may not assign, sell, transfer, or discount his interest in the Contract, or pledge it as collateral for a loan or as security for the performance of an obligation or for any other purpose, other than to us.

REQUIRED BEGINNING DATE

3. The Participant's entire interest in the Contract shall be distributed as required by IRC Section 401(a)(9), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Prop. Treas. Reg. Section 1.401(a)(9)-2.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which
         (1) the Participant reaches age 70 1/2, or (2) the Participant retires from the employment of the employer sponsoring the retirement plan with respect to which the Contract was purchased, whichever is later. Clause
         (2) shall only apply to a Participant who has attained age 70 1/2 before January 1, 1988, and is not a "5-percent owner" (within the meaning of IRC Section 416(i)) at any time during the plan year ending with or within the calendar year in which such owner attained age 66 1/2, and any subsequent plan year. If the Participant becomes a "5-percent owner" in a year after the year in which he or she attains age 70 1/2, the required beginning date shall be April 1 of the calendar year following the calendar year in which such subsequent plan year ends.

         For a Participant in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall be April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2, or (2) the calendar year in which the Participant retires.

         The requirements of Sections 3,4, and 6 of this Endorsement do not apply with respect to a benefit to which a proper designation is in effect under section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

DISTRIBUTIONS DURING PARTICIPANT'S LIFE

4. The Participant's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date over (a) the life of the Participant or the


ENDORSEMENT.012
         joint lives of the Participant and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and the designated beneficiary.

         If the Participant's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC
         Section 401(a)(9), including the incidental death benefit requirements of IRC Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirements of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

5. If, in the event of the Participant's death prior to the Maturity Date, the Death Benefit is not paid to the trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a), it shall be paid to (1) the surviving spouse of the Participant in the form required by IRC
         Section 417(c), unless the spouse elects otherwise in accordance with the requirements of IRC Section 417 or regulations promulgated thereunder, or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by IRC Section 417, or if regulations promulgated by the Treasury Department under IRC Section 417 otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Certificate, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6. If the Participant dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Participant's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Participant's death.

         If the Participant dies before the required beginning date and an irrevocable annuity distribution has not begun, the Participant's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except that

                  (a) if the interest is payable to an individual who is the Participant's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                  (b) if the designated beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                           (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.
                           If the Surviving spouse dies before distributions begin the limitations of this section shall be applied as if the surviving spouse were the Participant.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Participant's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Participant's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Certificate, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Participant's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Participant, or (b) for purposes of distributions beginning after the Participant's death, by the surviving spouse. Such an election shall be irrevocable as to the Participant or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by us and are stated in the employer's plan, only Annuity Options 1 and 2 shall be available to the Participant. All Annuity Options must meet the requirements of IRC
         Section 401(a)(9), including the requirement of IRC Section 401(a)(9)(G) that payments to persons other than Participants are incidental.

         Annuity Option 1(b) is not available for a Participant whose life expectancy is less than 10 years. Under Annuity Option 2(a) and 2(b) the designated Co-Annuitant must be the Participant's spouse. Annuity Option 2(b) is not available for a Participant and his or her spouse where the joint life expectancy of the Participant and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Participant. A married Participant may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of IRC Section 417 or provided such election is otherwise permitted under Treasury Regulations. An unmarried Participant will be deemed to have elected Annuity Option 1(a) unless he or she makes a different election in the manner required under IRC
         Section 417 (and applicable regulations).

ELECTIONS AND CONSENTS

9. Elections and consents made pursuant to the Contract may be revoked in the form, time, and manner prescribed in IRC Section 417 (and applicable regulations). All elections and consents required by the Contract shall adhere to the requirements of the applicable regulations interpreting IRC Section 417 (or any other applicable law), including the requirements as to the timing of any elections or consents.

         No amount may be paid from the Contract in a lump sum unless such payment is allowed under both the retirement plan with regard to which the Contract is purchased and the Internal Revenue Code and related regulations. A Participant who is married must have the consent of his or her spouse to withdraw all or part of the Contract Value.

MATURITY VALUE

10. If the Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with the requirements of IRC Sections 411(a)(11) and 417 (and applicable regulations), we will not exercise our right to pay the Contract Value on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

11. This Section 11 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Contract to the contrary that would otherwise limit a distributee's election under this Section 11, a distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under IRC Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an individual retirement account described in IRC Section 408(a), an individual retirement annuity described in IRC Section 408(b), an annuity plan described in IRC
         Section 403(a), or a qualified trust described in IRC Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes a Participant. In addition, the Participant's surviving spouse and the Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

12. All references in the Contract to IRC Section 72(s) are deleted from the Contract.

Endorsed on the Certificate Date of this Certificate.


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA



Vice-President

                  TEXAS OPTIONAL RETIREMENT PROGRAM ENDORSEMENT


The Certificate to which this Endorsement is attached is amended by adding the following provisions for the purpose of satisfying the requirements of the Texas Optional Retirement Program ("Texas ORP") established for faculty members of state-supported institutions of higher education in Texas under Sections 830.001-830.205 of Title 8, Subtitle C of the Texas Government
Code (the "Texas Code"):


1. If the Contract used in connection with the Texas ORP, the Annuitant and the Owner shall be the same person (the "Employee"). The Employee must be a faculty member of an "institution of higher education," as defined in Texas Code Section 830.003 ("Texas public institutions of higher education") and meet the eligibility requirements for participation in the Texas ORP under rules established by the Texas Higher Education Coordinating Board.
         The Employee has the unrestricted right to:

         (a) designate and redesignate the Sub-Accounts into which Payments are allocated;

         (b)      transfer amounts among Sub-Accounts; and

         (c)      change the Beneficiary designation.

2. Benefits under the Contract, including partial and total withdrawal rights and the right to apply amounts under an Annuity Option, will be available to the Employee only if (a) he or she terminates participation in the Texas ORP by death, retirement or termination of employment in all Texas public institutions of higher education; or (b) he or she attains the age of 70 1/2 years.

3.       Payments must be made in accordance with Texas Code
         Sections 830.201-830.204 and other applicable law.

4. Upon the Employee's termination of participation in the Texas ORP (in the manner described above) prior to the completion of 12 full months of participation in the Texas ORP, we will pay the employing Texas public institution of higher education from the Employee's Contract Value an amount equal to the total amount of Payments made by such employing institution under the Certificate. The Employee's Contract Value remaining after such payment to the employing institution less the withdrawal charge attributable to such payment will be available to the Employee, subject to any further withdrawal and other charges, in accordance with the terms of the Contract.

5. On or after the Employee's first day of employment following the completion of 12 full months of participation in the Texas ORP, and the Employee either (1) terminates participation in the Texas ORP (in the manner described above), or (2) attains the age of 70 1/2 years, his or her Contract Value, subject to any withdrawal and other charges, will be available to the Employee in accordance with the terms of the Contract.

6. The interests of the Employee in the Contract are nontransferable and nonforfeitable. Notwithstanding any other provision of the Contract or this Endorsement, no loans are available under the Contract, and the Contract may not be pledged as collateral for a loan.

7. Annuity Option 1(b) is not available for an Annuitant whose life expectancy is less than 10 years. Under Annuity Option 2(a) and 2(b) the designated Co-Annuitant must be the Annuitant's spouse. Annuity Option 2(b) is not available where the joint life expectancy of the Annuitant and spouse is less than 10 years.

8. Contributions made pursuant to a salary reduction agreement shall be limited to the extent provided by Section 402(g) of the Internal Revenue Code.


ENDORSEMENT.013

9. We are responsible for determining the qualified status of qualified domestic relations orders and for paying benefits in accordance with Texas Government Code, Title 8, Subtitle A, Chapter 804.

10. No investment advisory fees, within the meaning of Texas Code Section 830.107, are payable from the Contract, unless both of the following occur: (a) the Company, in its discretion, consents, and (b) the requirements of the Texas ORP with respect to investment advisory fees, including the requirements of Texas Code Section 830.107, are met.

11. Where this endorsement is applicable, the Certificate must also be endorsed to reflect use of the Certificate as a tax-sheltered annuity, qualified under Section 403(b) of the Internal Revenue Code. The endorsements should be construed so that the Certificate will comply with the requirements of both the Texas ORP and Section 403(b) of the Internal Revenue Code.

Endorsed on the Certificate Date of this Certificate.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA



Vice-President

                          QUALIFIED CONTRACT PROVISIONS

Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended in accordance with the applicable qualified plan provisions. Any of the provisions in this Endorsement may be amended by the Company, or new provisions added, from time to time, to conform a Qualified Contract to any change in applicable law.


                                SECTION 401 PLANS

OWNER AND ANNUITANT

1. The Owner must be either a trustee of a qualified retirement plan under IRC Sections 401(a) or 403(a) or an employee covered by such a plan. If the Owner is a trustee, the term "Participant" as used in this Endorsement shall mean the individual employee for whose benefit the employer has established the plan. If the Owner is an employee, the term "Participant" shall mean the employee.

         In all cases, the Annuitant shall be the Participant and the Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions under the Contract.

NONTRANSFERABLE

2. An Owner may not transfer his interest in the Contract except: (1) to the Participant; (2) to a trustee or successor trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a); or (3) as otherwise permitted by applicable regulations of the Internal Revenue Service.

         If the Owner is the Participant, he may not assign, sell, transfer, or discount his interest in the Contract, or pledge it as collateral for a loan or as security for the performance of an obligation or for any other purpose, other than to us.

REQUIRED BEGINNING DATE

3. The Participant's entire interest in the Contract shall be distributed as required by IRC Section 401(a)(9), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Prop. Treas. Reg. Section 1.401(a)(9)-2.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which
         (1) the Participant reaches age 70 1/2, or (2) the Participant retires from the employment of the employer sponsoring the retirement plan with respect to which the Contract was purchased, whichever is later. Clause
         (2) shall only apply to a Participant who has attained age 70 1/2 before January 1, 1988, and is not a "5-percent owner" (within the meaning of IRC Section 416(i)) at any time during the plan year ending with or within the calendar year in which such owner attained age 66 1/2, and any subsequent plan year. If the Participant becomes a "5-percent owner" in a year after the year in which he or she attains age 70 1/2, the required beginning date shall be April 1 of the calendar year following the calendar year in which such subsequent plan year ends.

         For a Participant in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall be April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2, or (2) the calendar year in which the Participant retires.

         The requirements of Sections 3,4, and 6 of this Endorsement do not apply with respect to a benefit to which a proper designation is in effect under section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

DISTRIBUTIONS DURING PARTICIPANT'S LIFE

4. The Participant's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date over (a) the life of the Participant or the joint lives of the Participant and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and the designated beneficiary.

         If the Participant's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC
         Section 401(a)(9), including the incidental death benefit requirements of IRC Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirements of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

5. If, in the event of the Participant's death prior to the Maturity Date, the Death Benefit is not paid to the trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a), it shall be paid to (1) the surviving spouse of the Participant in the form required by IRC
         Section 417(c), unless the spouse elects otherwise in accordance with the requirements of IRC Section 417 or regulations promulgated thereunder, or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by IRC Section 417, or if regulations promulgated by the Treasury Department under IRC Section 417 otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6. If the Participant dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Participant's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Participant's death.

         If the Participant dies before the required beginning date and an irrevocable annuity distribution has not begun, the Participant's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except that

                  (a) if the interest is payable to an individual who is the Participant's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                  (b) if the designated beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                           (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Participant.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Participant's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Participant's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Participant's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Participant, or (b) for purposes of distributions beginning after the Participant's death, by the surviving spouse. Such an election shall be irrevocable as to the Participant or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by us and are stated in the employer's plan, only Annuity Options 1 and 2 shall be available to the Participant. All Annuity Options must meet the requirements of IRC
         Section 401(a)(9), including the requirement of IRC Section 401(a)(9)(G) that payments to persons other than Participants are incidental.

         Annuity Option 1(b) is not available for a Participant whose life expectancy is less than 10 years. Under Annuity Option 2(a) and 2(b) the designated Co-Annuitant must be the Participant's spouse. Annuity Option 2(b) is not available for a Participant and his or her spouse where the joint life expectancy of the Participant and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Participant. A married Participant may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of IRC Section 417 or provided such election is otherwise permitted under Treasury Regulations. An unmarried Participant will be deemed to have elected Annuity Option 1(a) unless he or she makes a different election in the manner required under IRC
         Section 417 (and applicable regulations).

ELECTIONS AND CONSENTS

9. Elections and consents made pursuant to the Contract may be revoked in the form, time, and manner prescribed in IRC Section 417 (and applicable regulations). All elections and consents required by the Contract shall adhere to the requirements of the applicable regulations interpreting IRC Section 417 (or any other applicable law), including the requirements as to the timing of any elections or consents.

         No amount may be paid from the Contract in a lump sum unless such payment is allowed under both the retirement plan with regard to which the Contract is purchased and the Internal Revenue Code and related regulations. A Participant who is married must have the consent of his or her spouse to withdraw all or part of the Contract Value.

MATURITY VALUE

10. If the Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with the requirements of IRC Sections 411(a)(11) and 417 (and applicable regulations), we will not exercise our right to pay the Contract Value on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

11. This Section 11 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Contract to the contrary that would otherwise limit a distributee's election under this Section 11, a distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under IRC Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an individual retirement account described in IRC Section 408(a), an individual retirement annuity described in IRC Section 408(b), an annuity plan described in IRC
         Section 403(a), or a qualified trust described in IRC Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes a Participant. In addition, the Participant's surviving spouse and the Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

12. All references in the Contract to IRC Section 72(s) are deleted from the Contract.



                              TAX-SHELTERED ANNUITY


OWNER AND ANNUITANT

1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant. If the Owner is an employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract. In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

NONTRANSFERABLE

2. The interest of the Employee in the Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Employee's interest in the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than us.

PAYMENTS

3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an employee of such organization. Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE

4. The Employee's entire interest in the Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2. For an Employee who attains age 70 1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70 1/2, or (ii) the calendar year in which the Employee retires.

DISTRIBUTIONS DURING EMPLOYEE'S LIFE

5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH

6. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

                  (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

                  (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and

                           (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

9. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC
         Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

10. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)) or in the case of such amounts attrib-utable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

LOANS

11. While this Contract is in force with respect to an Employee, an Employee may borrow using his or her interest in the Contract as the sole security for the loan. We will usually make a loan within seven days after we receive the request, subject to suspension of payment as set forth in part 10 of the Contract.

         The maximum loan value is 80% of the Contract Value for an Employee. An Employee may borrow an amount up to the lesser of:

         a.       the maximum loan value less any existing Debt, or

         b. An amount which, when added to any existing Debt, does not exceed the lesser of:

                  i. $50,000 (reduced by any excess of the highest outstanding Debt during the one year period ending on the day before the date on which the current loan is made, over the outstanding Debt on the date the current loan is made), or

                  ii.      $10,000 or, if greater, one-half of the Contract
                           Value.

         An Employee's investment in each Investment Account will be reduced by the amount withdrawn from that Investment Account in connection with the loan and such amount will be transferred to the Loan Account. Unless requested otherwise by the Employee, we will withdraw the amount of the loan from each Investment Account in the same manner as partial withdrawals. If we withdraw part of the loan from an Employee's fixed Investment Account, a Market Value Charge may be applied. On each Contract Anniversary, the excess of the Debt over the amount in the Loan Account attributable to the Employee will be transferred from the Investment Accounts to the Loan Account. Any amounts in the Loan Account will earn interest at 4% per annum.

         Since the amount of a loan is removed from the Investments Accounts, a loan will have a permanent effect on the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be.

         The loan interest rate will be 6% per annum. Interest will be payable in arrears on each Contract Anniversary. Any interest not paid when due will be added to the Debt and bear interest in the same manner.

         An Employee may repay any Debt in whole or in part while the Contract is in force. An amount equal to the amount of the loan repayment will be transferred from the Employee's Loan Account to the Investment Accounts in the same proportion as Purchase Payments are currently allocated, unless the Employee requests otherwise. Loans must be repaid within 5 years, except for loans to acquire a principal residence for the Employee. Repayment must be in level amounts made at least quarterly.

         If, on any date, the Debt of an Employee exceeds the Contract Value, then the Contract will be in default as to that Employee. In such case we will send the Employee a notice of default and tell him what payment is needed to cure the default. The Employee will have a 31-day grace period from the date of mailing of such notice during which to pay the default amount. If the required payment is not paid within the grace period, the Employee's interest in the Contract may be foreclosed (terminated without value).

DIRECT ROLLOVERS

12. This Section 12 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Section 401(a)(9); and
         (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

13.      All references in the Contract to IRC Section 72(s) are deleted.



                           ERISA TAX-SHELTERED ANNUITY


OWNER AND ANNUITANT

1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant. If the Owner is an employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract.

NONTRANSFERABLE

2. The interest of the Employee in the Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Employee's interest in the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than us.

PAYMENTS

3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an employee of such organization.

         Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE

4. The Employee's entire interest in the Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

         As used in this Endorsement, the term "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2. For an Employee who attains age 70 1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70 1/2, or (ii) the calendar year in which the Employee retires.

DISTRIBUTIONS DURING EMPLOYEE'S LIFE

5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

6. If, in the event of the Employee's death prior to the Maturity Date, the Death Benefit is not paid to the employer plan, it shall be paid to
         (1) the surviving spouse of the Employee in the form required by section 205 of the Employee Retirement Income Security Act of 1974 (ERISA), unless the spouse elects otherwise in accordance with the requirements of such section 205 or applicable regulations; or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by section 205 of ERISA, or if the applicable regulations otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH

7. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

                  (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

                  (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and

                           (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

9. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by Us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Employee. A married Employee may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of section 205 of ERISA (and applicable regulations), or provided such election is otherwise permitted under such applicable regulations. An unmarried Employee will be deemed to have elected annuity Option 1(a) unless he or she makes a different election in the manner required under section 205 of ERISA (and applicable regulations).

ELECTIONS AND CONSENTS

10. Elections and consents required by ERISA may be revoked in the form, time, and manner prescribed in section 205 of ERISA (and applicable regulations). All elections and consents required by ERISA shall adhere to the requirements of the applicable regulations interpreting section 205 of ERISA (or any other applicable law), including the requirements as to the timing of any elections or consents.

         If a withdrawal is permitted by the employer's plan, no withdrawal, partial or total, may be made without consent of the Employee and the Employee's spouse in the manner required by section 205 of ERISA (and applicable regulations), except to the extent that such consent is not required under such applicable regulations. Any withdrawal made must be made in the form required under section 205 of ERISA (and applicable regulations), unless the Employee (and spouse, if applicable) makes an election in the form and manner permitted under such regulations, to receive the benefit in another form.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

11. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC
         Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

12. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)) or in the case of such amounts attrib-utable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account

         (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

MATURITY VALUE

13. If the Employee's Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with section 205 of ERISA (and applicable regulations), we will not exercise our right to pay the Contract Value of an Employee on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

14. This Section 14 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Section 401(a)(9); and
         (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

15.      All references in the Contract to IRC Section 72(s) are deleted.



                          INDIVIDUAL RETIREMENT ANNUITY

OWNER AND ANNUITANT

1. The Owner must be one individual and the Annuitant. Neither the Owner nor the Annuitant can be changed.

NONFORFEITABLE

2. The Owner's interest in the Contract is established for the exclusive benefit of the Owner or his or her Beneficiaries and the interest of the Owner is nonforfeitable.

NONTRANSFERABLE

3. The Owner may not assign, sell, transfer, discount or pledge his interest in the Contract as collateral for a loan or as security for the performance of any obligation or for any other purpose (other than a transfer incident to a divorce or separation instrument in accordance with IRC Section 408(d)(6)) to any person other than us.

MAXIMUM PAYMENTS

4. The maximum annual Payments shall not exceed the lesser of $2,000 or 100% of compensation unless (a) such Payment qualifies as a rollover contribution described in IRC Sections 408(d)(3), 402(c), 403(a)(4) or 403(b)(8); or (b) such Payment qualifies as a contribution made in accordance with a Simplified Employee Pension Program as described in IRC Section 408(k).

         To the extent necessary to preserve qualification under the Internal Revenue Code, we may refund Payments. Any refund of Payments (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the refund, toward future Payments or the purchase of additional benefits.

DISTRIBUTIONS DURING OWNER'S LIFE

5. The Owner's entire interest in the Contract shall be distributed as required under IRC Section 408(b)(3) and applicable regulations. Unless deferral is otherwise permitted under applicable regulations, the Owner's entire interest shall be distributed no later than the "required beginning date," or shall be distributed beginning no later than the "required beginning date" over (a) the life of the Owner or the joint lives of the Owner and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Owner, or joint life and last survivor expectancy of the Owner and the designated beneficiary.

         The "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

         If the Owner's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

ANNUITY OPTIONS

6. Only Annuity Options 1 and 2 shall be offered unless we consent to the use of an additional option. Annuity Option 1(b) is not available for an Owner whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b) the designated Co-Annuitant must be the Owner's spouse. Annuity Option 2(b) is not available for an Owner and his or her spouse where the life expectancy of the Owner and such spouse is less than 10 years.

DISTRIBUTIONS AFTER OWNER'S DEATH

7. If an Owner dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Owner's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Owner's death.

         If the Owner dies before the required beginning date and an irrevocable annuity distribution has not begun, the Owner's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, except that

                  (a) if the interest is payable to an individual who is the Owner's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died; or

                  (b) if the designated beneficiary is the Owner's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Owner died, and

                           (ii) December 31 of the calendar year in which the Owner would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Owner. An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Owner's death or the date distributions are required to begin pursuant to this provision (b).

                           If the designated beneficiary is the Owner's surviving spouse, the spouse may irrevocably elect to treat the Owner's interest in the Contract as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse (i) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions, or (ii) makes a rollover from the Contract.

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Owner's death, and if no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, (a) the provision entitled "Death of Annuitant" is deleted; and (b) in the "Death of Owner" provision, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Owner's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Owner, or (b) for purposes of distributions beginning after the Owner's death, by the surviving spouse. Such an election shall be irrevocable as to the Owner or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

CANCELLATION FOR NONPAYMENT

9. We may pay the Owner the Contract Value (measured as of the Valuation Period during which the cancellation occurs), less the Administration Fee (if applicable), if (a) prior to the Maturity Date, no Payments are made for two consecutive Contract Years; (b) the total Payments made, less any partial withdrawals, are less than $2,000; (c) the Contract Value at the end of such two-year period is less than $2,000; and (d) the paid-up annuity benefit at the Maturity Date at the end of such two-year period would be less than $20 per month.

IRC SECTION 72(S)

10.      All references in the Contract to IRC Section 72(s) are deleted.

                        TEXAS OPTIONAL RETIREMENT PROGRAM

1. If the Contract is used in connection with the Texas Optional Retirement Program ("Texas ORP"), the Annuitant and the Owner shall be the same person (the "Employee"). The Employee must be a faculty member of an "institution of higher education," as defined in Texas Code
         Section 830.003 ("Texas public institutions of higher education") and meet the eligibility requirements for participation in the Texas ORP under rules established by the Texas Higher Education Coordinating Board. The Employee has the unrestricted right to:

         (a) designate and redesignate the Sub-Accounts into which Payments are allocated;

         (b)      transfer amounts among Sub-Accounts; and

         (c)      change the Beneficiary designation.

2. Benefits under the Contract, including partial and total withdrawal rights and the right to apply amounts under an Annuity Option, will be available to the Employee only if (a) he or she terminates participation in the Texas ORP by death, retirement or termination of employment in all Texas public institutions of higher education; or (b) he or she attains the age of 70 1/2 years.

3.       Payments must be made in accordance with Texas Code
         Sections 830.201-830.204 and other applicable law.

4. Upon the Employee's termination of participation in the Texas ORP (in the manner described above) prior to the completion of 12 full months of participation in the Texas ORP, we will pay the employing Texas public institution of higher education from the Employee's Contract Value an amount equal to the total amount of Payments made by such employing institution under the Contract. The Employee's Contract Value remaining after such payment to the employing institution less the withdrawal charge attributable to such payment will be available to the Employee, subject to any further withdrawal and other charges, in accordance with the terms of the Contract.

5. On or after the Employee's first day of employment following the completion of 12 full months of participation in the Texas ORP, and the Employee either (1) terminates participation in the Texas ORP (in the manner described above), or (2) attains the age of 70 1/2 years, his or her Contract Value, subject to any withdrawal and other charges, will be available to the Employee in accordance with the terms of the Contract.

6. The interests of the Employee in the Contract are nontransferable and nonforfeitable. Notwithstanding any other provisions of the Contract or this endorsement, no loans are available under the Contract, and the Contract may not be pledged as collateral for a loan.

7. Annuity Option 1(b) is not available for an Annuitant whose life expectancy is less than 10 years. Under Annuity Option 2(a) and 2(b) the designated Co-Annuitant must be the Annuitant's spouse.

         Annuity Option 2(b) is not available where the joint life expectancy of the Annuitant and spouse is less than 10 years.

8. Contributions made pursuant to a salary reduction agreement shall be limited to the extent provided by Section 402(g) of the Internal Revenue Code.

9. We are responsible for determining the qualified status of qualified domestic relations orders and for paying benefits in accordance with Texas Government Code, Title 8, Subtitle A, Chapter 804.

10. No investment advisory fees, within the meaning of Texas Code Section 830.107, are payable from the Contract, unless both of the following occur: (a) the Company, in its discretion, consents, and (b) the requirements of the Texas ORP with respect to investment advisory fees, including the requirements of Texas Code Section 830.107, are met.

11. Where this endorsement is applicable, the Contract must also be endorsed to reflect use of the Contract as a tax-sheltered annuity, qualified under Section 403(b) of the Internal Revenue Code. The endorsements should be construed so that the Contract will comply with the requirements of both the Texas ORP and Section 403(b) of the Internal Revenue Code.

         Endorsed on the Date of Issue of this Contract.

         NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

         Vice-President

                            FIXED ACCOUNT ENDORSEMENT


PART 7, FIXED ACCOUNT PROVISIONS, INVESTMENT ACCOUNT of all contracts to which this Endorsement is attached is replaced as follows:


INVESTMENT ACCOUNT                  We will establish a separate Investment
                                    Account for you each time you allocate
                                    amounts to a fixed Investment Option.
                                    Amounts invested in these Investment
                                    Accounts will earn interest at the
                                    guaranteed rate in effect on the date the amounts are allocated for the duration of the guarantee period.

                                    We will determine the guaranteed rate from time to time for Net Payments, renewal amounts and amounts transferred to a fixed Investment Option. In no event will the minimum guaranteed rate under a fixed Investment Account be less than 3%.



PART 7, FIXED ACCOUNT PROVISIONS, 1-YEAR DOLLAR COST AVERAGING OPTION is added to all contracts to which this Endorsement is attached as follows:

1-YEAR DOLLAR COST                  The 1-Year DCA Investment Option may be
AVERAGING (DCA)                     elected by the Owner to make automatic
INVESTMENT OPTION                   monthly transfers from a 1-Year fixed
                                    Investment Account to one or more variable
                                    Investment Options. Only initial and
                                    subsequent Net Payments may be allocated to the 1-Year DCA Investment Option. Amounts may not be transferred from other Investment
                                    Options to the 1-Year DCA Investment Option.
                                    The automatic monthly transfer amount, "DCA amount", is determined as follows:


                                    (a) In the first 11 months, the DCA amount will be equal to 1/11 of the amount allocated to the 1-Year DCA Investment Option.

                                    (b) At the end of the 12th month, the DCA amount will be equal to the remaining balance in the Investment Account.



Endorsed on the Date of Issue of this Contract.


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA



Vice-President


END.007.98

                            DEATH BENEFIT ENDORSEMENT

PART 4, BENEFITS, DEATH BENEFIT BEFORE MATURITY DATE of all contracts to which this Endorsement is attached is replaced as follows:


DEATH BENEFIT BEFORE
MATURITY DATE                       A Death Benefit will be determined as of the
                                    date on which written notice and proof of death and all required claim forms are received at the Company's Annuity Service
                                    Office as follows:

                                    1. If any Owner dies and the oldest Owner had an attained age of less than 81 years on the Contract Date, the Death Benefit will be determined as follows:

                                       (a)  During the first Contract Year,
                                       the Death Benefit will be the greater of:

                                             (i)  the Contract Value, or

                                             (ii) the sum of all Payments made,
                                    less any amount deducted in connection with partial withdrawals.

                                       (b)  During any subsequent Contract Year,
                                    the Death Benefit will be the greater of:

                                             (i)  the Contract Value, or

                                             (ii) the Death Benefit on the last
                                    day of the previous Contract Year, plus any Payments made and less any amounts deducted in connection with partial withdrawals, since then.

                                    If any Owner dies after their 81st
                                    birthday, (b)(ii) is the Death Benefit on the last day of the Contract Year just prior to the Owner's 81st birthday, plus any Payments made and less any amounts deducted in connection with partial withdrawals, since then.

                                    2. If any Owner dies and the oldest
                                    Owner had an attained age of 81 or greater on the Contract Date, the Death Benefit will be determined as the greater of:

                                        (a) the Contract Value, or

                                        (b)  the excess of (i) over (ii) where:

                                            (i)  equals the sum of all Payments.

                                           (ii) equals the sum of any amounts
                                    deducted in connection with partial
                                    withdrawals. If there is any Debt, the Death
                                    Benefit equals the amount described above less the Debt under the Contract.

                           DEATH OF ANNUITANT: On the death of the last surviving Annuitant, the Owner becomes the new Annuitant, if the Owner is an individual. If any Owner is not an individual the death of any Annuitant is treated as the death of an Owner and the Death Benefit will be determined by substituting the Annuitant for the Owner as described below.

                           DEATH OF OWNER: We will pay the Death Benefit to the Beneficiary if any Owner dies prior to the Maturity Date. The Death Benefit may be taken in one sum immediately, in which case the Contract will terminate. If the Death Benefit is not taken in one sum immediately, the Contract will continue subject to the following provisions:

                                        (a)  The Beneficiary becomes the
                                    Contract Owner.

                                        (b)  The excess, if any, of the Death
                                    Benefit over the Contract Value will be
                                    allocated to and among the Investment
                                    Accounts in proportion to their values as of the date on which the Death Benefit is determined.

END.006.98

                           (c) No additional Payments may be applied to the Contract.

                           (d) If the Beneficiary is not the deceased Owner's spouse, the entire interest in the Contract must be distributed under one of the following options:

                                    (i)  The entire interest in the Contract
                           must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or

                                    (ii) the entire interest in the Contract
                           must be distributed within 5 years of the Owner's Death.

                                    If the Beneficiary dies before the
                           distributions required by (i) or (ii) are complete, the entire remaining Contract Value must be distributed in a lump sum immediately.

                           (e) If the Beneficiary is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The surviving spouse may name a new Beneficiary (and, if no Beneficiary is so named, the surviving spouse's estate will be the Beneficiary). Upon the death of the surviving spouse, a second Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of
                           (d) (i) or (d) (ii) above. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the Death Benefit paid upon the first Owner's death will be treated as a Payment to the Contract. In addition, the Death Benefit on the last day of the previous Contract Year (or the last day of the Contract Year just prior to the Owner's 81st birthday, if applicable) shall be set to zero as of the date of the first Owner's death.

                           (f) Withdrawal Charges will be waived on any withdrawals.

                           If there is more than one Beneficiary, the foregoing provisions will independently apply to each Beneficiary.



Endorsed on the Date of Issue of this Contract.


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA





Vice-President